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                                                                    EXHIBIT 10.6

                       HUTCHINSON TECHNOLOGY INCORPORATED
                               1996 INCENTIVE PLAN
                          (AS AMENDED AND RESTATED)(1)


     1. PURPOSE. The purpose of this 1996 Incentive Plan (the "Plan") is to promote the interests of Hutchinson Technology Incorporated, a Minnesota corporation (the "Company"), and its shareholders by providing personnel of the Company and any subsidiaries thereof with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining personnel of outstanding ability. This Plan provides for the issuance of certain awards consisting of options granted as provided in paragraph 5 hereof and stock awards granted as provided in paragraph 6 hereof.

     2.  ADMINISTRATION.

         (a) General. This Plan shall be administered by a committee of two or more directors of the Company (the "Committee") appointed by the Company's Board of Directors (the "Board"). If the Board has not appointed a committee to administer this Plan, then the Board shall constitute the Committee. The Committee shall have the power, subject to the limitations contained in this Plan, to fix any terms and conditions for the grant or exercise of any award under this Plan. No director shall serve as a member of the Committee unless such director shall be a "non-employee director" as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor statute or regulation comprehending the same subject matter. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Subject to the provisions of this Plan, the Committee may from time to time adopt such rules for the administration of this Plan as it deems appropriate. The decision of the Committee on any matter affecting this Plan or the rights and obligations arising under this Plan or any award granted hereunder, shall be final, conclusive and binding upon all persons, including without limitation the Company, shareholders and optionees.

         (b) Indemnification. To the full extent permitted by law, (i) no member of the Committee or person to whom authority under this Plan is delegated shall be liable for any action or determination taken or made in good faith with respect to this Plan or any award granted hereunder and (ii) the members of the Committee and each person to whom authority under this Plan is delegated shall be entitled to indemnification by the Company against and from any loss incurred by such member or person by reason of any such actions and determinations.



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(1)  Conformed copy, which includes all amendments through November 19, 2003.

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         (c) Delegation of Authority. The Committee may delegate all or any part of its authority under this Plan to the Chief Executive Officer of the Company for purposes of granting and administering awards granted to persons other than persons who are then subject to the reporting requirements of Section 16 of the Exchange Act ("Section 16 Individuals"). The Chief Executive Officer of the Company may, in turn, delegate such authority to such other officer of the Company as the Chief Executive Officer may determine.

         (d) Action by Board. Notwithstanding subparagraph 2(a), above, any grant of awards hereunder to any director of the Company who is not an employee of the Company at the time of grant ("Non-Employee Director Award"), and any action taken by the Company with respect to any Non-Employee Director Award, including any amendment thereto, and any modification of the terms, conditions or restrictions relating to any stock award constituting a Non-Employee Director Award, any acceleration of the vesting of any option constituting a Non-Employee Director Award, any extension of the time within which any option constituting a Non-Employee Director Award may be exercised, any determination pursuant to paragraph 9 relating to the payment of the purchase price of Shares (as defined in paragraph 3 below) subject to an option constituting a Non-Employee Director Award, or any action pursuant to paragraph 10 relating to the payment of withholding taxes, if any, through the use of Shares with respect to a Non-Employee Director Award shall be subject to prior approval by the Board.

         3. SHARES. The shares that may be made subject to awards granted under this Plan shall be authorized and unissued shares of Common Stock of the Company, par value $.01 per share ("Shares," and each individually a "Share"), and they shall not exceed 3,750,000 Shares in the aggregate, subject to adjustment as provided in paragraph 14, below, except that, if any option lapses or terminates for any reason before such option has been completely exercised, the Shares covered by the unexercised portion of such option may again be made subject to options granted under this Plan.

         4. ELIGIBLE PARTICIPANTS. Stock awards and options may be granted under this Plan to any full-time employee of the Company, or any parent or subsidiary thereof, including any such person who is also an officer or director of the Company or any parent or subsidiary thereof. Stock awards and non-statutory stock options (as defined in subparagraph 5(a) below) also may be granted to (i) any other employee of the Company, or any parent or subsidiary thereof, (ii) any director of the Company who is not an employee of the Company or any parent or subsidiary thereof, (iii) other individuals or entities who are not employees but who provide services to the Company or a parent or subsidiary thereof in the capacity of an advisor or consultant, and (iv) any individual or entity that the Company desires to induce to become an employee, advisor or consultant, but any such grant shall be contingent upon such individual or entity becoming employed by the Company or a parent or subsidiary thereof. References herein to "employment" and similar terms (except "employee") shall include the providing of services in the capacity of an advisor or consultant or as a director. The employees and other individuals and entities to whom options may be granted pursuant to this paragraph 4 are referred to herein as "Eligible Participants."

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     5.  TERMS AND CONDITIONS OF EMPLOYEE, ADVISOR, CONSULTANT AND DIRECTOR
OPTIONS.

         (a) General. Subject to the terms and conditions of this Plan, the Committee may, from time to time during the term of this Plan, grant to such Eligible Participants as the Committee may determine options to purchase such number of Shares of the Company on such terms and conditions as the Committee may determine. In determining the Eligible Participants to whom options shall be granted and the number of Shares to be covered by each option, the Committee may take into account the nature of the services rendered by the respective Eligible Participants, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion may deem relevant. The date and time of approval by the Committee of the granting of an option shall be considered the date and the time of the grant of such option. The Committee in its sole discretion may designate whether an option granted to an employee is to be considered an "incentive stock option" (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment thereto) or a non-statutory stock option (an option granted under this Plan that is not intended to be an "incentive stock option"). The Committee may grant both incentive stock options and non-statutory stock options to the same employee. However, if an incentive stock option and a non-statutory stock option are awarded simultaneously, such options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one such option affect the right to exercise the other. To the extent that the aggregate Fair Market Value (as defined in paragraph 8 below) of Shares with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as non-statutory stock options. The maximum number of Shares subject to options that may be granted to any one Eligible Participant under the Plan in any fiscal year of the Company may not exceed 100,000 Shares (subject to adjustment pursuant to paragraph 14 hereof). Notwithstanding the foregoing, no incentive stock option may be granted under this Plan unless this Plan is approved by the shareholders of the Company within twelve months after the effective date of this Plan.

         (b) Purchase Price. The purchase price of each Share subject to an option granted pursuant to this paragraph 5 shall be fixed by the Committee, subject, however, to the remainder of this subparagraph 5(b). For non-statutory stock options, such purchase price may be set at any price the Committee may determine; provided, however, that such purchase price shall be not less than 85% of the Fair Market Value of a Share on the date of grant. For incentive stock options, such purchase price shall be no less than 100% of the Fair Market Value of a Share on the date of grant, provided that if such incentive stock option is granted to an employee who owns, or is deemed under Section 424(d) of the Code to own, at the time such option is granted, stock of the Company (or of any parent or subsidiary of the Company) possessing more than 10% of the total combined voting power of all classes of stock therein (a "10% Shareholder"), such purchase price shall be no less than 110% of the Fair Market Value of a Share on the date of grant.

         (c) Vesting. Each option agreement provided for in paragraph 7 shall specify when each option granted under this Plan shall become exercisable with respect to the Shares covered by the option. Notwithstanding the provisions of any option agreement provided for in paragraph 7, the


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Committee may, in its sole discretion, declare at any time that any option granted under this Plan shall be immediately exercisable.

         (d) Termination. Each option granted pursuant to this paragraph 5 shall expire, and all rights to purchase Shares thereunder shall terminate, on the earliest of:

               (i) ten years after the date such option is granted (or in the case of an incentive stock option granted to a 10% Shareholder, five years after the date such option is granted) or on such date prior thereto as may be fixed by the Committee on or before the date such option is granted;

               (ii) the expiration of the period after the termination of the optionee's employment within which the option is exercisable as specified in paragraph 11(b) or 11(c), whichever is applicable (provided that the Committee may, in any option agreement provided for in paragraph 7 or by Committee action with respect to any outstanding option, extend the periods specified in paragraph 11(b) and 11(c)); or

               (iii) the date, if any, fixed for cancellation pursuant to paragraph 12(c) or 13 below.

     6. TERMS AND CONDITIONS OF EMPLOYEE, ADVISOR, CONSULTANT AND DIRECTOR STOCK AWARDS. The Committee may, from time to time during the term of this Plan, grant stock awards to such Eligible Participants as the Committee may determine, such stock awards consisting of grants of Shares to be issued to the designated Eligible Participants. In determining the Eligible Participants to whom stock awards shall be granted and the number of Shares to be covered by each stock award, the Committee may take into account the nature of the services rendered by the respective Eligible Participants, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion may deem relevant. Shares issued pursuant to any stock award may be unrestricted or may be subject to such conditions, limitations and restrictions, if any, as the Committee may determine, including, if the Committee shall so provide in the written agreement pursuant to paragraph 7 providing for a stock award, or any amendment thereto, the lapse or modification of conditions or restrictions with respect to the stock award upon the occurrence of a Change In Control, as defined in paragraph 12. The maximum number of Shares that may be granted as stock awards under this Plan shall not exceed 150,000 (subject to adjustment pursuant to paragraph 14 hereof) and the maximum number of Shares that may be granted to any one Eligible Participant pursuant to any stock award under this Plan in any fiscal year of the Company may not exceed 100,000 Shares (subject to adjustment pursuant to paragraph 14 hereof).

     7. OPTION AGREEMENTS. All options granted under this Plan shall be evidenced by a written agreement in such form or forms as the Committee may from time to time determine, which agreement shall, among other things, designate whether the options being granted thereunder are non-statutory stock options or incentive stock options. Stock awards granted under this Plan may, but need not, be made subject to a written agreement in such form or forms as the Committee may from time to time determine.



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     8. FAIR MARKET VALUE. For purposes of this Plan, the "Fair Market Value" of a Share at a specified date shall, unless otherwise expressly provided in this Plan, mean the closing sale price of a Share on the date immediately preceding such date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, on the Composite Tape for New York Stock Exchange listed shares or, if Shares are not quoted on the Composite Tape for New York Stock Exchange listed shares, on the Nasdaq National Market or any similar system then in use or, if Shares are not included in the Nasdaq National Market or any similar system then in use, the mean between the closing "bid" and the closing "asked" quotation of a Share on the date immediately preceding the date as of which such Fair Market Value is being determined, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a quotation is made, on the Nasdaq SmallCap Market or any similar system then in use, provided that if the Shares in question are not quoted on any such system, Fair Market Value shall be what the Committee determines in good faith to be 100% of the fair market value of a Share as of the date in question. Notwithstanding anything stated in this paragraph 8, if the applicable securities exchange or system has closed for the day by the time the determination is being made, all references in this paragraph to the date immediately preceding the date in question shall be deemed to be references to the date in question.

     9. MANNER OF EXERCISE OF OPTIONS. A person entitled to exercise an option granted under this Plan may, subject to its terms and conditions and the terms and conditions of this Plan, exercise it in whole at any time, or in part from time to time, by delivery to the Company at its principal executive office, to the attention of its Vice President, Human Resources, of written notice of exercise, specifying the number of Shares with respect to which the option is being exercised, or by such other means as the Board or Committee may approve. The purchase price of the Shares with respect to which an option is being exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, the holder of an option may simultaneously exercise an option and sell all or a portion of the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price of each Share on the exercise of any option shall be paid in full in cash (including check, bank draft or money order) or, at the discretion of the person exercising the option, by delivery to the Company of unencumbered Shares, by a reduction in the number of Shares delivered upon exercise of the option, or by a combination of cash and such Shares (in each case such Shares having an aggregate Fair Market Value on the date of exercise equal to the amount of the purchase price being paid through such delivery or reduction of Shares); provided, however, that no person shall be permitted to pay any portion of the purchase price with Shares if the Committee, in its sole discretion, determines that payment in such manner is undesirable. The granting of an option to a person shall give such person no rights as a shareholder except as to Shares issued to such person.

     10. TAX WITHHOLDING. Delivery of Shares pursuant to a stock award or upon exercise of any non-statutory stock option granted under this Plan shall be subject to any required withholding taxes. A person receiving a stock award or exercising a non-statutory stock option may, as a condition precedent to receiving the Shares, be required to pay the Company a cash amount equal to the amount of any required withholdings. In lieu of all or any part of such a cash payment, the Committee may, but shall not be required to, provide in any option agreement provided for in paragraph 7 (or provide by Committee action with respect to any outstanding option) that a person




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exercising an option may cover all or any part of the required withholdings, and any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state and local income tax liability with respect to income arising from the exercise of the option, through the delivery to the Company of unencumbered Shares, through a reduction in the number of Shares delivered to the person exercising the option or through a subsequent return to the Company of Shares delivered to the person exercising the option (in each case, such Shares having an aggregate Fair Market Value on the date of exercise equal to the amount of the withholding taxes being paid through such delivery, reduction or subsequent return of Shares).

     11. TRANSFERABILITY AND TERMINATION OF EMPLOYMENT.

         (a) Transferability. During the lifetime of an optionee, only such optionee or his or her guardian or legal representative may exercise options granted under this Plan, and no option granted under this Plan shall be assignable or transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that any optionee may transfer a non-statutory stock option granted under this Plan to a member or members of his or her immediate family (i.e., his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if (i) the option agreement with respect to such options expressly so provides either at the time of initial grant or by amendment to an outstanding option agreement and (ii) the optionee does not receive any consideration for the transfer. Any options held by any such transferee shall continue to be subject to the same terms and conditions that were applicable to such options immediately prior to their transfer and may be exercised by such transferee as and to the extent that such option has become exercisable and has not terminated in accordance with the provisions of the Plan and the applicable option agreement. For purposes of any provision of this Plan relating to notice to an optionee or to vesting or termination of an option upon the death, disability or termination of employment of an optionee, the references to "optionee" shall mean the original grantee of an option and not any transferee.

         (b) Termination of Employment During Lifetime. During the lifetime of an optionee, an option granted to such optionee may be exercised only while the optionee is employed by the Company or by a parent or subsidiary thereof, and only if such optionee has been continuously so employed since the date the option was granted, except that:

             (i) an option shall continue to be exercisable for three months after termination of the optionee's employment (provided, however, that if (a) the optionee has been employed by the Company for at least ten years (whether or not consecutive), and (b) the optionee's employment with the Company terminates after the optionee has reached age 55, then an option shall continue to be exercisable at any time within three years after termination of the optionee's employment), but only to the extent that the option was exercisable immediately prior to such optionee's termination of employment;


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               (ii) in the case of an optionee who is disabled (as hereinafter defined) while employed, an option shall continue to be exercisable within three years after termination of such optionee's employment; and

               (iii) as to any optionee whose termination occurs following a declaration pursuant to paragraph 13 below, an option may be exercised at any time permitted by such declaration.

         (c) Termination Upon Death. With respect to an optionee whose employment terminates by reason of death, any option granted to such optionee may be exercised within three years after the death of such optionee.

         (d) Vesting Upon Disability or Death. In the event of the disability (as hereinafter defined) or death of an optionee, any option granted to such optionee that was not previously exercisable shall become immediately exercisable in full if the disabled or deceased optionee shall have been continuously employed by the Company or a parent or subsidiary thereof between the date such option was granted and the date of such disability or death. "Disability" of an optionee shall mean any physical or mental incapacitation whereby such optionee is therefore unable for a period of twelve consecutive months or for an aggregate of twelve months in any twenty-four consecutive month period to perform his or her duties for the Company or any parent or subsidiary thereof. "Disabled," with respect to any optionee, shall mean that such optionee has incurred a Disability.

         (e) Transfers and Leaves of Absence. Neither the transfer of employment of a person to whom an option is granted between any combination of the Company, a parent corporation or a subsidiary thereof, nor a leave of absence granted to such person and approved by the Committee, shall be deemed a termination of employment for purposes of this Plan. The terms "parent" or "parent corporation" and "subsidiary" as used in this Plan shall have the meaning ascribed to "parent corporation" and "subsidiary corporation", respectively, in Sections 424(e) and
(f) of the Code.

         (f) Right to Terminate Employment. Nothing contained in this Plan, or in any option granted pursuant to this Plan, shall confer upon any optionee any right to continued employment by the Company or any parent or subsidiary of the Company or limit in any way the right of the Company or any such parent or subsidiary to terminate such optionee's employment at any time.

         (g) Expiration Date. In no event shall any option be exercisable at any time after the time it shall have expired in accordance with paragraph 5(d) of this Plan. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.

     12. CHANGE IN CONTROL.

         For purposes of this Plan, a "Change in Control" of the Company shall be deemed to occur if any of the following occur:


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         (a) (1) Any "person" (as such term is used in Sections 13(d) and 14(d)
         of the Exchange Act) acquires or becomes a "beneficial owner" (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors ("Voting Securities"), provided, however, that the following shall not constitute a Change in Control pursuant to this paragraph (a)(1):

                   (A) any acquisition or beneficial ownership by the Company or a Subsidiary;

                   (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries;

                   (C) any acquisition or beneficial ownership by any corporation with respect to which, immediately following such acquisition, more than 70% of both the combined voting power of the Company's then outstanding Voting Securities and the Shares of the Company is then beneficially owned, directly or indirectly, by all or substantially all of the persons who beneficially owned Voting Securities and Shares of the Company immediately prior to such acquisition in substantially the same proportions as their ownership of such Voting Securities and Shares, as the case may be, immediately prior to such acquisition;

               (2) A majority of the members of the Board of Directors of the Company shall not be Continuing Directors. "Continuing Directors" shall mean: (A) individuals who, on the date hereof, are directors of the Company, (B) individuals elected as directors of the Company subsequent to the date hereof for whose election proxies shall have been solicited by the Board of Directors of the Company or (C) any individual elected or appointed by the Board of Directors of the Company to fill vacancies on the Board of Directors of the Company caused by death or resignation (but not by removal) or to fill newly-created directorships;

               (3) Approval by the shareholders of the Company of a reorganization, merger or consolidation of the Company or a statutory exchange of outstanding Voting Securities of the Company, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of Voting Securities and Shares of the Company immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 70% of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors and the then outstanding shares of Common Stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger,



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

         consolidation or exchange, of the Voting Securities and Stock of the Company, as the case may be; or

               (4) Approval by the shareholders of the Company of (x) a complete liquidation or dissolution of the Company or (y) the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 70% of, respectively, the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and the then outstanding shares of Common Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Voting Securities and Shares of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Voting Securities and Shares of the Company, as the case may be.

         (b) Acceleration of Vesting. Notwithstanding anything in subparagraph 5(c) above to the contrary, if a Change of Control of the Company shall occur, then, without any action by the Committee or the Board, each option granted under this Plan and not already exercised in full or otherwise terminated, expired or canceled shall become immediately exercisable in full.

         (c) Cash Payment. If a Change in Control of the Company shall occur, then, so long as a majority of the members of the Board are Continuing Directors, the Committee, in its sole discretion, and without the consent of the holder of any option affected thereby, may determine that some or all outstanding options shall be cancelled as of the effective date of any such Change in Control and that the holder or holders of such cancelled options shall receive, with respect to some or all of the Common Shares subject to such options, as of the date of such cancellation, cash in an amount, for each Share subject to an option, equal to the excess of the per Share Fair Market Value of such Shares immediately prior to such Change in Control of the Company over the exercise price per Share of such options.

         (d) Limitation on Change in Control Payments. Notwithstanding anything in subparagraph 12(b) or 12(c) above or paragraph 13 below to the contrary, if, with respect to an optionee, the acceleration of the exercisability of an option or the payment of cash in exchange for all or part of an option as provided in subparagraph 12(b) or 12(c) above or paragraph 13 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the
Code), together with any other payments which such optionee has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then such acceleration of exercisability and payments pursuant to subparagraph 12(b) or 12(c) above or paragraph 13 shall be reduced to the largest amount as, in the sole judgment of the Committee, will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.


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


     13. DISSOLUTION, LIQUIDATION, MERGER. In the event of (a) the proposed dissolution or liquidation of the Company, (b) a proposed sale of substantially all of the assets of the Company or (c) a proposed merger, consolidation of the Company with or into any other entity, regardless of whether the Company is the surviving corporation, or a proposed statutory share exchange with any other entity (the actual effective date of the dissolution, liquidation, sale, merger, consolidation or exchange being herein called an "Event"), the Committee may, but shall not be obligated to, either (i) if the Event is a merger, consolidation or statutory share exchange, make appropriate provision for the protection of outstanding options granted under this Plan by the substitution, in lieu of such options, of options to purchase appropriate voting Common Stock (the "Survivor's Stock") of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, or, alternatively, by the delivery of a number of shares of the Survivor's Stock which has a Fair Market Value as of the effective date of such merger, consolidation or statutory share exchange equal to the product of (x) the excess of (A) the Event Proceeds per Share (as hereinafter defined) covered by the option as of such effective date over (B) the exercise price per Share of the Shares subject to such option, times (y) the number of Shares covered by such option or (ii) declare, at least twenty days prior to the Event, and provide written notice to each optionee of the declaration, that each outstanding option, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of, the Event (unless it shall have been exercised prior to the occurrence of the Event). In connection with any declaration pursuant to clause (ii) of the preceding sentence, the Committee may, but shall not be obligated to, cause payment to be made, within twenty days after the Event, in exchange for each cancelled option to each holder of an option that is cancelled, of cash equal to the amount (if any), for each Share covered by the canceled option, by which the Event Proceeds per Share (as hereinafter defined) exceeds the exercise price per Share covered by such option. At the time of any declaration pursuant to clause (ii) of the first sentence of this paragraph 13, each option that has not previously expired pursuant to subparagraph 5(d)(i) or 5(d)(ii) of this Plan or been cancelled pursuant to paragraph 12(c) of this Plan shall immediately become exercisable in full and each holder of an option shall have the right, during the period preceding the time of cancellation of the option, to exercise his or her option as to all or any part of the Shares covered thereby. In the event of a declaration pursuant to clause (ii) of the first sentence of this paragraph 13, each outstanding option granted pursuant to this Plan that shall not have been exercised prior to the Event shall be canceled at the time of, or immediately prior to, the Event, as provided in the declaration, and this Plan shall terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this paragraph 13. Notwithstanding the foregoing, no person holding an option shall be entitled to the payment provided in this paragraph 13 if such option shall have expired pursuant to subparagraph 5(d)(i) or 5(d)(ii) of this Plan or been cancelled pursuant to paragraph 12(c) of this Plan. For purposes of this paragraph 13, "Event Proceeds per Share" shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Event.


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


     14. ADJUSTMENTS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or Shares of the Company, the Committee (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors of the surviving corporation) may, without the consent of any holder of an option, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities subject to and reserved under this Plan and, in order to prevent dilution or enlargement of rights of participants in this Plan, the number and kind of securities issuable upon exercise of outstanding options and the exercise price thereof.

     15. SUBSTITUTE OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or any parent or subsidiary thereof, or whose employer is about to become a subsidiary of the Company, as the result of a merger or consolidation of the Company or a subsidiary of the Company with another corporation, the acquisition by the Company or a subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are incentive stock options, no such variation shall be permitted which affects the status of any such substitute option as an incentive stock option.

     16. COMPLIANCE WITH LEGAL REQUIREMENTS.

         (a) General. No certificate for Shares distributable under this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended, and the Exchange Act.

         (b) Rule 16b-3. With respect to Section 16 Individuals, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     17. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken under this Plan shall be governed by the laws of the State of Minnesota, without regard to the conflicts of law provisions thereof, and construed accordingly.

     18. AMENDMENT AND DISCONTINUANCE OF PLAN. The Board may at any time amend, suspend or discontinue this Plan; provided, however, that no amendment to this Plan shall, without the consent of the holder of the option, alter or impair any option previously granted under this Plan. To the


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


extent considered necessary to comply with applicable provisions of the Code, any such amendments to this Plan may be made subject to approval by the shareholders of the Company.

     19. TERM.

         (a) Effective Date. This Plan shall be effective as of November 19, 1996, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company no later than March 31, 1997. Awards may be granted hereunder prior to such shareholder approval, but such awards shall be subject to such shareholder approval. If this Plan is not so approved by such holders, any awards granted under this Plan subject to such approval shall be null and void.

         (b) Termination. This Plan shall remain in effect until all Shares subject to it are distributed or this Plan is terminated under paragraph 18 above. No award of an incentive stock option shall be made under this Plan more than ten years after the effective date of this Plan (or such other limit as may be required by the Code) if such limitation is necessary to qualify the option as an incentive stock option.




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